Exhibit 10.1
                                                        Share Exchange Agreement
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                            SHARE EXCHANGE AGREEMENT


                                  by and among



                          LEXICON UNITED INCORPORATED,
                                   as Acquiror

                        ATN CAPITAL & PARTICIPACOES LTDA.
                             as the acquired Company

                                       and



                               the Shareholders of
                        ATN CAPITAL & PARTICIPACOES LTDA.












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                            SHARE EXCHANGE AGREEMENT

         SHARE EXCHANGE AGREEMENT, dated December 12, 2005 by and among LEXICON UNITED INCORPORATED, a Delaware corporation (hereinafter referred to as "Lexicon"), ATN CAPITAL & PARTICIPACOES LTDA, a Brazilian limited company (hereinafter referred to as the "Company"), and Omar Malheiro Silva Araujo and Manuel da Costa Fraguas, each shareholders of the Company (hereinafter referred to as the "Shareholders").

                                    RECITALS:

         A. The Shareholders own, in the aggregate one hundred percent (100%) of the issued and outstanding capital stock of the Company and will be exchanging pursuant to this Agreement Four Hundred Thousand (400,000) shares of the Company's capital stock (the "Shares") constituting 80% of the Company's issued and outstanding capital stock in the aggregate.

         B. Lexicon is willing to acquire the Shares making the Company a majority-owned subsidiary of Lexicon, and the Shareholders desire to exchange their shares for cash and shares of Lexicon's authorized but unissued Common Stock as hereinafter provided.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

         1.  EXCHANGE OF SHARES

         1.1 Exchange of Shares and Cash Consideration. Lexicon is paying to the Shareholders on the date hereof cash in immediately available funds in the amount of One Hundred and Seven Thousand, Six Hundred and Ninety-Two Dollars ($107,692.00), in the aggregate, as partial consideration for the Shares. If the Closing does not occur for any reason, then the Shareholders must immediately return such cash amount without interest. Lexicon and the Shareholders hereby agree that the Shareholders shall, on the Closing Date (as hereinafter defined), exchange the Shares for 2,000,000 shares, in the aggregate, of Lexicon Common Stock, $0.001 par value (the "Lexicon Shares"). The number of shares of capital stock owned by the Shareholders and the number of Lexicon Shares and cash which the Shareholders will be entitled to receive in the Exchange is set forth in Exhibit A hereto.

         1.2 Delivery of Shares. On the Closing Date, the Shareholders will deliver to Lexicon the certificates representing the Shares, duly endorsed (or with executed stock powers) so as to make Lexicon the sole owner thereof. Simultaneously, Lexicon will deliver certificates representing the Lexicon Shares to the Shareholders.

         1.3 Investment Intent. The Lexicon Shares have not been registered under the Securities Act of 1933, as amended, and may not be resold unless the Lexicon Shares are registered under the Act or an exemption from such registration is available. The Shareholders represent and warrant that they are acquiring the Lexicon Shares for their own account, for investment, and not with a view to the sale or distribution of such Shares. Each certificate representing the Lexicon Shares will have a legend thereon referring to the transfer restrictions of the Securities Act of 1933, as amended.


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         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SHAREHOLDERS

         The Company and the Shareholders hereby jointly, and severally, represent and warrant that, the statements contained in this Section 2 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 2), except as set forth in the disclosure schedule attached hereto as Schedule B hereto (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 2.

         2.1 Organization and Good Standing; Ownership of Shares. The Company is a limited company duly organized, validly existing and in good standing under the laws of Brazil, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated and such business is now conducted. The Company does not have any subsidiaries. There are no outstanding subscriptions, rights, options, warrants or other agreements obligating either the Company or the Shareholders to issue, sell or transfer any stock or other securities of the Company.

         2.2 Ownership of Shares. The Shareholders are the owners of record and beneficially of the Shares, all of which Shares are free and clear of all rights, claims, liens and encumbrances, and have not been sold, pledged, assigned or otherwise transferred except pursuant to this Agreement. Section 2.2 of the Disclosure Schedule contains a true and accurate list of all of the stockholders of the Company and the number of shares of the Company's capital stock held by each stockholder. The Shares constitute Eighty Percent (80%) of the issued and outstanding share capital of the Company on the date hereof.

         2.3 Financial Statements, Books and Records. There has been previously delivered to Lexicon the audited balance sheets of the Company as at December 31, 2004 (the "Balance Sheet") and December 31, 2003, and the related audited statement of operations and retained earnings and cash flows for the periods then ended (the "Financial Statements"). The Financial Statements are true and accurate and fairly represent the financial position of the Company as at such dates and the results of its operations for the periods then ended.

         2.4 No Material Adverse Changes. Since the date of the Balance Sheet there has not been:

                  (i) any material adverse change in the assets, operations, condition (financial or otherwise) or prospective business of the Company;

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                  (ii) any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of the Company, whether or not covered by insurance;

                  (iii) any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of the Company's capital stock;

                  (iv) any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by the Company of any properties or assets; or

                  (v) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

         2.5 Taxes. The Company has prepared and filed all appropriate foreign, federal, state and local tax returns for all periods prior to and through the date hereof for which any such returns have been required to be filed by it and has paid all taxes shown to be due by said returns or on any assessments received by it or has made adequate provision for the payment thereof.

         2.6 Compliance with Laws. The Company has complied with all foreign, federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect the business of the Company.

         2.7 No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

                  (i) violate any provision of the charter documents or other constituent instruments of the Company;

                  (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which the Company is a party or by or to which it or any of its assets or properties may be bound or subject;

                  (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, the Company, or upon the properties or business of the Company; or

                  (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a materially adverse effect on the business or operations of the Company.

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         2.8 Actions and Proceedings. There is no outstanding order, judgment, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving the Company. There is no action, suit or claim or legal, administrative or arbitral proceeding or (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or threatened against or involving the Company or any of its properties or assets.

         2.9 Brokers or Finders. No broker's or finder's fee will be payable by the Company in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by the Company or the Shareholders.

         2.10 Liabilities. The Company does not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation, any liability on account of taxes, any other governmental charge or lawsuit (all of the foregoing collectively defined to as "Liabilities"), which were not fully, fairly and adequately reflected on the Balance Sheet or in the Disclosure Schedule. As of the Closing Date, the Company will not have any Liabilities, other than Liabilities fully and adequately reflected on the Balance Sheet or the Disclosure Schedule, except for Liabilities incurred in the ordinary course of business.

         2.11 Operations of the Company. Except as set forth in the Disclosure Schedule, since the date of the Balance Sheet and through the Closing Date, the Company has not and will not have:

                  (i) incurred any indebtedness for borrowed money;

                  (ii) declared or paid any dividend or declared or made any distribution of any kind to any shareholder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its capital stock;

                  (iii) made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

                  (iv) except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

                  (v) disposed of any assets of the Company except in the ordinary course of business;

                  (vi) increased, terminated amended or otherwise modified any plan for the benefit of employees of the Company;

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

                  (vii) issued any equity securities or rights to acquire such equity securities; or

                  (viii) except in the ordinary course of business, entered into or modified any contract, agreement or transaction.

         2.12 Real Estate. Except as set forth in the Disclosure Schedule, the Company neither owns real property nor is a party to any leasehold agreement.

         2.13 Tangible Assets. The Company has full title and interest in all machinery, equipment, furniture, leasehold improvements, fixtures, vehicles, structures, owned or leased by the Company, any related capitalized items or other tangible property material to the business of the Company (the "Tangible Assets"). The Company holds all rights, title and interest in all the Tangible Assets owned by it on the most recent Balance Sheet or acquired by it after the date of the most recent Balance Sheet, free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or any other encumbrances except as set forth in the Disclosure Schedule. All of the Tangible Assets are in good operating condition and repair and are usable in the ordinary course of business of the Company and conform to all applicable laws, ordinances and governmental orders, rules and regulations relating to their construction and operation.

         2.14 Capitalization. The authorized capital stock of the Company consists of 500,000 shares of common stock of which Five Hundred Thousand (500,000) shares are presently issued and outstanding. Neither the Company nor the Shareholders has granted, issued or agreed to grant, issue or make available any warrants, options, subscription rights or any other commitments of any character relating to the issued or unissued shares of capital stock of the Company.

         2.15 Investment Representations. (a) the Shareholders are acquiring the Lexicon Shares for their own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (b) the Shareholders have knowledge and experience in financial and business matters such that they are capable of evaluating the merits and risks of an investment in Lexicon, (c) the Shareholders were provided the opportunity ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense, and (d) the Shareholders have adequate means of providing for their current needs and possible personal contingencies, anticipate no need now or in the foreseeable future to sell the shares and can afford the loss of the entire investment.

         2.16 Full Disclosure. No representation or warranty by the Company or the Shareholders in this Agreement will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein not materially misleading or necessary to a complete and correct presentation of all material aspects of the businesses of the Company.

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         2.17 Representations and Warranties on Closing Date. The
representations and warranties contained in this Section 2 shall be true and complete on the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

         3. REPRESENTATIONS AND WARRANTIES OF LEXICON

         Lexicon hereby represents and warrants that, the statements contained in this ?Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3), except as set forth in the disclosure schedule attached hereto as Schedule B hereto (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this 3.

         3.1 Organization and Good Standing. Lexicon is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased, or operated and such business is now conducted. As of the Closing Date, the authorized capital stock of Lexicon will consist of 50,000,000 shares, of which, 40,000,000 shares are designated as Common Stock, of which 6,456,250 shares will be issued and outstanding immediately prior to the Closing, and 10,000,000 shares are designated as Preferred Stock, of which no shares will be issued and outstanding immediately prior to the Closing. Lexicon is duly licensed or qualified and in good standing as a foreign corporation where the character of the properties owned by Lexicon or the nature of the business transacted by it make such license or qualification necessary. Lexicon does not have any subsidiaries.

         3.2 The Lexicon Shares. The Lexicon Shares to be issued to the Shareholders have been or will have been duly authorized for issuance by all requisite corporate and stockholder action required under the General Corporation Law of the State of Delaware and no other corporate or shareholder action is required to authorize the Lexicon Shares for issuance and, when so issued in accordance with the terms of this Agreement, the Lexicon Shares will be validly issued, fully paid and non-assessable.

         3.3 Financial Statements; Books and Records. There has been previously delivered to the Company, the audited balance sheet of Lexicon as at December 31, 2004 and December 31, 2003 (the "Lexicon Balance Sheets") and the related audited statements of operations and cash flows for the periods then ended (the "Financial Statements"). The Financial Statements are true and accurate and fairly represent the financial position of the Company as at such dates and the results of its operations for the periods then ended, and have been prepared in accordance with U.S. generally accepted accounting principles consistently applied.

         3.4 No Material Adverse Changes. Since the date of the most recent Lexicon Balance Sheet and except as otherwise disclosed in the Disclosure Schedule or in Lexicon's reports or filings made under the Securities Exchange Act of 1934, there has not been:

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                  (i) any material adverse change in the assets, operations, condition (financial or otherwise) or prospective business of Lexicon;

                  (ii) any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of Lexicon, whether or not covered by insurance;

                  (iii) any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of Lexicon's capital stock;

                  (iv) any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by Lexicon of any properties or assets; or

                  (v) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

         3.5 Compliance with Laws. Lexicon has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to their businesses, including Federal and State securities laws, which, if not complied with, would materially and adversely affect the business of Lexicon or the trading market for the shares of Lexicon's Common Stock.

         3.6 No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

                  (i) violate any provision of the Articles of Incorporation or By-Laws of Lexicon;

                  (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which Lexicon is a party or by or to which it or any of its assets or properties may be bound or subject;

                  (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, Lexicon or upon the properties or business of Lexicon; or

                  (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a material adverse effect on the business or operations of Lexicon..

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         3.7 Actions and Proceedings. There is no outstanding order, judgment, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving Lexicon. There is no action, suit or claim or legal, administrative or arbitral proceeding or (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or threatened against or involving Lexicon or any of its properties or assets. Except as set forth on Schedule 3.7, there is no fact, event or circumstances that may give rise to any suit, action, claim, investigation or proceeding.

         3.8 Brokers or Finders. Except as set forth in the Disclosure Schedule, no broker's or finder's fee will be payable by Lexicon in connection with the transactions contemplated by this Agreement.

         3.9 Liabilities. Lexicon does not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation, any liability on account of taxes, any other governmental charge or lawsuit (all of the foregoing collectively defined to as "Liabilities"), which were not fully, fairly and adequately reflected on the Lexicon Balance Sheet.

         3.10 Operations of Lexicon. Except as set forth in the Disclosure Schedule or in Lexicon' reports or filings made under the Securities Exchange Act of 1934, since the date of the most recent Lexicon Balance Sheet and through the Closing Date hereof, Lexicon has not and will not have:

                  (i) incurred any indebtedness for borrowed money;

                  (ii) declared or paid any dividend or declared or made any distribution of any kind to any shareholder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its capital stock;

                  (iii) made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

                  (iv) except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

                  (v) disposed of any assets of Lexicon except in the ordinary course of business; or

                  (vi) increased, terminated amended or otherwise modified any plan for the benefit of employees of Lexicon;

                  (vii) issued any equity securities or rights to acquire such equity securities; or

                  (viii) except in the ordinary course of business, entered into or modified any contract, agreement or transaction.

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         3.11 Authority to Execute and Perform Agreements. Lexicon has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully their obligations hereunder. This Agreement has been duly executed and delivered and is the valid and binding obligation of Lexicon enforceable in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and the performance by Lexicon of this Agreement, in accordance with its respective terms and conditions will not:

                  (i) require the approval or consent of any governmental or regulatory body, the Shareholders of Lexicon, or the approval or consent of any other person;

                  (ii) conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with any notice or lapse of time or both would constitute) a default under, any order, judgment or decree applicable to Lexicon, or any instrument, contract or other agreement to which Lexicon is a party or by or to which it is bound or subject; or

                  (iii) result in the creation of any lien or other encumbrance on the assets or properties of Lexicon.

         3.12 Delivery of Periodic Reports; Compliance with 1934 Act. Lexicon has provided the Company and Shareholders with all of its Periodic Reports filed with the Securities and Exchange Commission since January 1, 2005. Lexicon has filed all required Periodic Reports and is in compliance with its reporting obligations under the Securities Exchange Act of 1934. All reports filed pursuant to such Act are complete and correct in all material respects. All material contracts relative to Lexicon are included in the Periodic Reports.

         3.13 Full Disclosure. No representation or warranty by Lexicon in this Agreement contains or will contain any untrue statement of a material fact or omit or will omit to state any fact necessary to make any statement herein not materially misleading or necessary to a complete and correct presentation of all material aspects of the business of Lexicon.

         3.14 Representations and Warranties on Closing Date. The representations and warranties contained in this Section 3 shall be true and complete on the Closing Date with the same force and effect as through such representations and warranties had been made on and as of the Closing Date.

         4. COVENANTS OF COMPANY AND SHAREHOLDERS

         The Company and the Shareholders covenant to Lexicon as follows:

         4.1 Conduct of Business. From the date hereof through the Closing Date, the Shareholders and the Company shall cause the Company to conduct its business in the ordinary course and, without the prior written consent of Lexicon, shall ensure that the Company does not undertake any of the actions specified in
Section 2.11 hereof.

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         4.2 Preservation of Business. From the date hereof through the Closing
Date, the Shareholders and the Company shall cause the Company to use its best efforts to preserve its business organization intact, keep available the services of its present employees, consultants and agents, maintain its present suppliers and customers and preserve its goodwill.

         4.3 Litigation. The Company shall promptly notify Lexicon of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against the Company or against any officer, director, employee, consultant, agent, shareholder or other representative with respect to the affairs of the Company.

         4.4 Continued Effectiveness of Representations and Warranties. From the date hereof through the Closing Date, the Shareholders and the Company shall cause the Company to conduct its business in such a manner so that the representations and warranties contained in Section 2 shall continue to be true and correct on and as of the Closing Date and as if made on and as of the Closing Date, and shall:

                  (i) promptly give notice to the Company or any event, condition or circumstance occurring from the date hereof through the Closing Date which would render any of the representations or warranties materially untrue, incomplete, insufficient or constitute a violation or breach of this Agreement; and

                  (ii) supplement the information contained herein in order that the information contained herein is kept current, complete and accurate in all material respects.

         5   COVENANTS OF LEXICON

         Lexicon covenants to the Company and the Shareholders as follows:

         5.1 Conduct of Business. From the date hereof through the Closing Date, Lexicon shall conduct its business in the ordinary course and, without the prior written consent of the Company, shall ensure that Lexicon does not undertake any of the actions specified in Section 3.10 hereof.

         5.2 Preservation of Business. From the date hereof through the Closing Date, Lexicon shall preserve its business organization intact and use its best efforts to preserve Lexicon's goodwill.

         5.3 Litigation. Lexicon shall promptly notify the Company of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against Lexicon or against any officer, director, employee, consultant, agent, or stockholder with respect to the affairs of Lexicon.

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         5.4 Continued Effectiveness of Representations and Warranties. From the
date hereof through the Closing Date, Lexicon shall conduct its business in such a manner so that the representations and warranties contained in Section 3 shall continue to be true and correct on and as of the Closing Date and as if made on and as of the Closing Date, and shall:

                  (i) promptly give notice to the Company of any event, condition or circumstance occurring from the date hereof through the Closing Date which would render any of the representations or warranties materially untrue, incomplete, insufficient or constitute a violation or breach of this Agreement; and

                  (ii) supplement the information contained herein in order that the information contained herein is kept current, complete and accurate in all material respects.

         6. COVENANTS

         6.1 Corporate Examinations and Investigations. Prior to the Closing Date, the parties acknowledge that they have been entitled, through their employees and representatives, to make such investigation of the assets, properties, business and operations, books, records and financial condition of the other as they each may reasonably require. No investigation by a party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other party under this Agreement.

         6.2 Expenses. Each party hereto agrees to pay its own costs and expenses incurred in negotiating this Agreement and consummating the transactions described herein. Notwithstanding the foregoing, Lexicon shall be responsible for all of the costs and expenses incurred by the Company in connection with the audit of the Company's financial statements for the fiscal years ended December 31, 2004 and 2003 and for any further interim period and for the preparation of a registration statement and other reports necessary to make Lexicon (post-Closing) compliant with all of the rules and regulations of the U.S. Securities and Exchange Commission.

         6.3 Further Assurances. The parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any documents or other papers, the execution and delivery of which are necessary or appropriate to the Closing.

         6.4 Confidentiality. In the event the transactions contemplated by this Agreement are not consummated, each of the parties hereto agree to keep confidential any information disclosed to each other in connection therewith for a period of one (1) year from the date hereof; provided, however, such obligation shall not apply to information which:

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                  (i) at the time of disclosure was public knowledge;

                  (ii) after the time of disclosure becomes public knowledge (except due to the action of the receiving party); or

                  (iii) the receiving party had within its possession at the time of disclosure.

         7. CONDITIONS PRECEDENT TO THE OBLIGATION OF LEXICON TO CLOSE

         The obligation of Lexicon to enter into and complete the Closing is subject, at the option of Lexicon, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by Lexicon in writing.

         7.1 Representations and Covenants. The representations and warranties of the Company and the Shareholders contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. The Company and the Shareholders shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the Company and the Shareholders on or prior to the Closing Date. The Company and the Shareholders shall have delivered to Lexicon, if requested, a certificate, dated the Closing Date, to the foregoing effect.

         7.2 Governmental Permits and Approvals; Corporate Resolutions. Any and all permits and approvals from any governmental or regulatory body required for the lawful consummation of the Closing shall have been obtained. The Board of Directors or the Shareholders of the Company shall have approved the transactions contemplated by this Agreement and the Company shall have delivered to Lexicon, if requested by Lexicon resolutions by its Board of Directors, certified by the Secretary of the Company authorizing the transactions contemplated by this Agreement.

         7.3 Third Party Consents. All consents, permits and approvals from parties to any contracts, loan agreements or other agreements with the Company which may be required in connection with the performance by the Company of its obligations under such contracts or other agreements after the Closing shall have been obtained.

         7.4 Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the transactions contemplated hereby or to seek damages or a discovery order in connection with such transactions, or which has or may have, in the reasonable opinion of Lexicon, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of the Company.

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         7.5 Stock Certificates: At the Closing, the Shareholders shall have delivered the certificates representing the Shares, duly endorsed (or with executed stock powers) so as to make Lexicon the sole owner thereof.

         7.6 Employment and Noncompetition Agreement. The Company and the Shareholders shall have entered into two-year employment and non-competition agreements and such other key employees of the Company and the Company shall have entered into similar agreements. The non-competition agreements shall have a period of two year's following the termination of the employee's employment with the Company.

         7.7 Releases. The Shareholders and other key employees designated by Lexicon shall have executed releases that release the Company from any obligations owed to the Shareholders and such other key employees, except for obligations specifically referred to in such releases.

         7.8 Opinion. Lexicon shall have received an opinion of counsel to the Company and the Shareholders that is in form and substance reasonably satisfactory to Lexicon containing opinions that are customary for transactions of this type, including, an opinion regarding the ownership by Lexicon of the Shares following the Closing.

         7.9 Other Documents. The Company and the Shareholders shall have delivered such other documents, instruments and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

         8. CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY AND SHAREHOLDERS TO CLOSE

         The obligation of the Company and the Shareholders to enter into and complete the Closing is subject, at the option of the Company and the Shareholders, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived in writing by the Company.

         8.1 Representations and Covenants. The representations and warranties of Lexicon contained in this Agreement shall be true in all material respects on the Closing Date with the same force and effect as though made on and as of the Closing Date. Lexicon shall have performed and complied with all covenants and agreements required by the Agreement to be performed or complied with by Lexicon on or prior to the Closing Date. Lexicon shall have delivered to the Company and the Shareholders, if requested, a certificate, dated the Closing Date and signed by an executive officer of Lexicon, to the foregoing effect.

         8.2 Governmental Permits and Approvals; Corporate Resolutions. Any and all permits and approvals from any governmental or regulatory body required for the lawful consummation of the Closing shall have been obtained. The Board of Directors or the Shareholders of Lexicon shall have approved the transactions contemplated by this Agreement and Lexicon shall have delivered to the Company, if requested by the Company resolutions by its Board of Directors, certified by the Secretary of the Company authorizing the transactions contemplated by this Agreement.

         8.3 Third Party Consents. All consents, permits and approvals from parties to any contracts, loan agreements or other agreements with Lexicon which may be required in connection with the performance by Lexicon of their obligations under such contracts or other agreements after the Closing shall have been obtained.

         8.4 Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the transactions contemplated hereby or to seek damages or a discovery order in connection with such transactions, or which has or may in the reasonable opinion of the Company, have a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of Lexicon.

         8.5 Stock Certificates and Cash. At the Closing, the Shareholders shall receive certificates representing the securities to be received pursuant hereto and the cash payment required hereby.

         8.6 Employment and Noncompetition Agreement. The Company and the Shareholders shall have entered into two-year employment and non-competition agreements and such other key employees of the Company and the Company shall have entered into similar agreements. The non-competition agreements shall have a period of two year's following the termination of the employee's employment with the Company.

         8.7 Other Documents. Lexicon shall have delivered such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

         9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF LEXICON

         Notwithstanding any right of the Company and the Shareholders fully to investigate the affairs of Lexicon, the former shall have the right to rely fully upon the representations, warranties, covenants and agreements of Lexicon contained in this Agreement or in any document delivered by Lexicon or any of its representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing Date hereunder for twelve (12) months following the Closing.

         10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SHAREHOLDERS

         Notwithstanding any right of Lexicon fully to investigate the affairs of the Company, Lexicon has the right to rely fully upon the representations, warranties, covenants and agreements of the Company and the Shareholders contained in this Agreement or in any document delivered to Lexicon by the latter or any of their representatives in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing Date hereunder for twelve (12) months following the Closing.

         11. INDEMNIFICATION

         11.1 Obligation of Lexicon to Indemnify. Subject to the limitations on the survival of representations and warranties contained in Section 9, Lexicon hereby agrees to indemnify, defend and hold harmless the Company and the Shareholders from and against any losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys' fees and disbursements) (a "Loss") based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement of Lexicon contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

         11.2 Obligation of the Company and the Shareholders to Indemnify. Subject to the limitations on the survival of representations and warranties contained in Section 10, the Company and the Shareholders agree to indemnify, defend and hold harmless Lexicon from and against any Loss, based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement made by any of them and contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

         12. THE CLOSING

         The Closing shall take place on the second business day following the satisfaction or waiver of the conditions to closing specified herein or on such other date as the Parties may agree. The parties expect the Closing to occur on or before December 31, 2005. At the Closing, the parties shall provide each other with such documents as may be necessary or appropriate in order to consummate the transactions contemplated hereby including evidence of due authorization of the Agreement and the transactions contemplated hereby.

         13. MISCELLANEOUS

         13.1 Waivers. The waiver of a breach of this Agreement or the failure of any party hereto to exercise any right under this Agreement shall in no event constitute waiver as to any future breach whether similar or dissimilar in nature or as to the exercise of any further right under this Agreement.

         13.2 Amendment. This Agreement may be amended or modified only by an instrument of equal formality signed by Lexicon and the Company and a majority in interest of the Shareholders of the Company or the duly authorized representatives of the respective parties.

         13.3 Assignment. This Agreement is not assignable except by operation of law.

         13.4 Notices. Until otherwise specified in writing, the mailing addresses of the parties of this Agreement shall be as follows:

              If to Lexicon, to:              4500 Steiner Ranch Blvd.
                                              Suite # 1708, Austin, Texas 78732

              If to the Company or the
                 Shareholders                 177 Av. Rio Branco
                                              7th Floor
                                              Rio de Janeiro, Brazil  20040-007

Any notice or statement given under this Agreement shall be deemed to have been given if sent by registered mail addressed to the other party at the address indicated above or at such other address which shall have been furnished in writing to the addressor.

         13.5 Governing Law. This Agreement shall be construed, and the legal relations be the parties determined, in accordance with the laws of the State of New York, thereby precluding any choice of law rules which may direct the applicable of the laws of any other jurisdiction.

         13.6 Publicity. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by either party hereto at any time from the signing hereof without advance approval in writing of the form and substance thereof by the other party.

         13.7 Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) contains the entire agreement among the parties with respect to the exchange of the Shares for the Lexicon Shares and related transactions, and supersede all prior agreements, written or oral, with respect thereto.

         13.8 Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         13.9 Severability of Provisions. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

         13.10 Counterparts; Facsimile Execution. This Agreement may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

         13.11 Abandonment Or Deferral. At any time before the Closing, this Agreement may be terminated and the share exchange may be abandoned by the Board of Directors of either or both of Lexicon and the Company, notwithstanding the approval of this Agreement by the shareholders of either of Lexicon or the Company, or the Closing may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of Lexicon and the Company, such action would be in the best interests of such corporations. In the event of termination of this Agreement, this Agreement shall become void and of no effect and there shall be no liability on the part of either Lexicon or the Company or their respective Boards of Directors or shareholders with respect thereto.

                            [signature page follows]

                            [Lexicon Signature Page]

         IN WITNESS WHEREOF, Lexicon has executed this Share Exchange Agreement on the date first above written.

                                    LEXICON UNITED INCORPORATED

                                    By:   /s/ Elie Saltoun
                                          ----------------------------------
                                    Name: Elie Saltoun
                                          ----------------------------------
                                    Its:  Chief Executive Officer
                                          ----------------------------------

                            [Company Signature Page]

         IN WITNESS WHEREOF, the Company has executed this Share Exchange Agreement on the date first above written.

                        ATN CAPITAL & PARTICIPACOES LTDA.

By:    /s/ Manuel da Costa Fraguas        By:      /s/ Omar Malheiro da Silva Araujo
    -------------------------------             -------------------------------------
Name:  Manuel da Costa Fragua             Name:    Omar Malheiro da Silva Araujo
     ------------------------------             -------------------------------------
Its:   Director                           Its:     Director
     ------------------------------             -------------------------------------

                          [Shareholder Signature Page]

         IN WITNESS WHEREOF, the undersigned Shareholder of the Company has executed this Share Exchange Agreement on the date first above written.





                                    By:      /s/ Omar Malheiro da Silva Araujo
                                        --------------------------------------
                                             Omar Malheiro Silva Araujo




                                    By:      /s/ Manuel da Costa Fraguas
                                        --------------------------------------
                                             Manuel da Costa Fraguas

                                    EXHIBIT A

                              EXCHANGE WITH LEXICON



------------------------------- ---------------------------- ---------------------------- ----------------------------
Name of Shareholder             Number of Shares to Be       Number of Lexicon Shares     Amount of Cash
                                Exchanged                    to Be Received               Consideration to be
                                                                                          Received
------------------------------- ---------------------------- ---------------------------- ----------------------------
Omar Malheiro Silva Araujo      280,000                      1,400,000                    $75,384.40
------------------------------- ---------------------------- ---------------------------- ----------------------------
Manuel da Costa Fraguas         120,000                      600,000                      $32,307.60
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                400,000                      2,000,000                    $107,692.00
------------------------------- ---------------------------- ---------------------------- ----------------------------